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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 24, 2005
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                            The Lamson & Sessions Co.
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               (Exact Name of Registrant as Specified in Charter)


            Ohio                          1-313                  34-0349210
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


   25701 Science Park Drive, Cleveland, Ohio                     44122-7313
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    (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:           (216) 464-3400
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 24, 2005, The Lamson & Sessions Co. issued a press release updating its earnings estimates for the fourth quarter and full year 2004 and providing guidance for the first quarter and full year 2005. A copy of such press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

This Form 8-K and the attached Exhibit are furnished to, but not filed with, the SEC.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            Number       Description
            ------       -----------
             99.1        Press Release, dated January 24, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE LAMSON & SESSIONS CO.


                                     By:  /s/ James J. Abel
                                          ------------------------
                                          Name: James J. Abel
                                          Title: Executive Vice President,
                                                 Secretary, Treasurer and Chief
                                                 Financial Officer


Dated:  January 25, 2005



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                                INDEX TO EXHIBITS



         NUMBER           EXHIBIT
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          99.1            Press release, dated January 24, 2005




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